EXHIBIT 99.1

[GRANT THORNTON LETTERHEAD]

November 23, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Re:	Motorcar Parts of America, Inc. File No. 0-23538

Dear Sir or Madam:

     We have read Item 4.02 of the Form 8-K of Motorcar Parts of America, Inc. dated November 23, 2004, and agree with the statements concerning our firm contained therein.

Very truly yours

/s/ GRANT THORNTON LLP